UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                        STRONG OPPORTUNITY FUND II, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

PROPOSED NEW FUND LINE-UP
The Strong Board of Directors has unanimously recommended the reorganization of the following Strong Funds. The following chart summarizes the proposed changes. Updated investment strategies and fund names will be included in the proxy voting material.

FUNDS  KEEPING THE SAME MANAGER
STRONG FUND NAME
Advisor Common Stock
Advisor Endeavor Large Cap
Advisor Select
Advisor Short Duration Bond
Advisor Small Cap Value
Advisor Strategic Income
Advisor U.S. Value
Asia Pacific
Discovery
Enterprise
Government Securities
High-Yield Bond
Large Company Growth
Mid Cap Disciplined
Opportunity
Short-Term Bond
Short-Term High Yield Bond
Short-Term Municipal Bond
Small Company Value
Small/Mid Cap Value
Ultra Short-Term Income
Ultra Short-Term Municipal Income
Wisconsin Tax-Free
Discovery II
Multi Cap Value II
Opportunity II


FUNDS REORGANIZING INTO ANOTHER EXISTING FUND

CURRENT STRONG FUND                     NEW WELLS FARGO FUND                   PORTFOLIO MANAGER(S)
-------------------                     --------------------                   --------------------
Advisor Focus                           Large Company Growth                   John S. Dale, CFA / Gary E. Nussbaum, CFA,
                                                                               Peregrine Capital Management
Advisor Bond                            Montgomery Total Return Bond           William Stevens / Marie Chandoha /
                                                                               Thomas O'Connor, CFA
Advisor Mid Cap Growth                  Montgomery Mid Cap Growth              Jerome "Cam" Philpott, CFA / Stuart Roberts
Advisor Municipal Bond                  Municipal Bond/1/                      Lyle J. Fitterer, CFA
Advisor Technology                      Specialized Technology                 Walter C. Price, Jr., CFA / Huachen Chen, CFA,
                                                                               RCM Capital Management, LLC
Advisor U.S. Small/Mid Cap Growth       Montgomery Small Cap                   Jerome "Cam" Philpott, CFA / Stuart Roberts
Advisor Utilities and Energy            Equity Income                          David L. Roberts, CFA / Gary J. Dunn, CFA
Blue Chip                               Large Company Growth                   John S. Dale, CFA / Gary E. Nussbaum, CFA,
                                                                               Peregrine Capital Management
Corporate Income                        Montgomery Total Return Bond           William Stevens / Marie Chandoha /
                                                                               Thomas O'Connor, CFA
Dow 30 Value                            Dividend Income/1/                     Jennifer Newell, CFA / Robert Newell
Endeavor                                Capital Growth/1/                      Thomas J. Pence, CFA
Energy                                  Dividend Income/1/                     Jennifer Newell, CFA / Robert Newell
Florida Municipal Money Market          National Tax-Free Money Market         David D. Sylvester / Julio C. Bonilla
Growth 20                               Growth/1/                              Thomas C. Ognar, CFA / Bruce C. Olson, CFA/
                                                                               Brandon M. Nelson, CFA
Index 500                               Index                                  Laurie R. White / Gregory T. Genung, CFA
Large Cap Core                          Growth and Income/1/                   David A. Katz, CFA, Matrix Asset Advisors
Minnesota Tax-Free                      Minnesota Tax-Free                     Arthur C. Evans / Stephen Galiani
Money Market                            Money Market                           David D. Sylvester / Laurie R. White
Multi Cap Value                         Small Cap Value/1/                     I. Charles Rinaldi
Short-Term High Yield Municipal         Short-Term Municipal Bond/1/           Lyle J. Fitterer, CFA
Short-Term Income                       Short-Term Bond/1/                     Thomas M. Price, CFA / Jay N. Mueller, CFA
Strategic Value                         U.S. Value/1/                          Robert J. Costomiris, CFA
Tax-Free Money                          National Tax-Free Money Market         David D. Sylvester / Julio C. Bonilla
Technology 100                          Specialized Technology                 Walter C. Price, Jr., CFA / Huachen Chen, CFA,
                                                                               RCM Capital Management, LLC
U.S.  Emerging Growth                   Montgomery Small Cap                   Jerome "Cam" Philpott,  CFA / Stuart Roberts
Value                                   Large Company Core/1/                  David A. Katz,  CFA, Matrix Asset Advisors
Mid Cap Growth II                       Discovery/1/ (Variable Trust)          Thomas J. Pence, CFA



FUNDS ADDING CO-MANAGERS
STRONG FUND NAME
----------------
Corporate Bond
Growth
Intermediate Municipal Bond
Large Cap Growth
Municipal Bond

FUNDS GETTING A NEW MANAGER
CURRENT STRONG FUND                 NEW PORTFOLIO MANAGER(S)
-------------------                 ------------------------
Advisor International Core          Mark Beale, New Star Institutional Managers Limited
Advisor Large Company Core          David A. Katz, CFA, Matrix Asset Advisors
Balanced                            David L. Roberts, CFA / W. Frank Koster
Dividend Income                     Jennifer Newell, CFA / Robert Newell
Growth And Income                   David A. Katz, CFA, Matrix Asset Advisors
Heritage Money                      David D. Sylvester / Laurie R. White
Municipal Money Market              David D. Sylvester / Julio C. Bonilla
Overseas                            Mark Beale, New Star Institutional Managers Limited

/1/These funds are not currently in existence as Wells Fargo funds.
Information on any changes to the funds in the Life Stage Portfolios will be included in the proxy voting materials.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

Please carefully consider a fund's investment  objectives,  risks,  charges, and expenses  before  investing.  This and  other  information  can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-368-1683 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Strong Funds are offered through Strong Investments, Inc., an affiliated company. IR46700 09-04



STRONG LOGO | P.O. Box 1450 | Milwaukee, Wisconsin 53201
            | 1-800-368-1683 | www.Strong.com

                                                                     Strong Logo

A Message From Our Portfolio Managers
September 15, 2004


Dear Strong Investor:

We would like to thank you for the loyalty you have shown us during the last year. We also want you to know about an important agreement we've reached to stay on with Wells Fargo, and how we reached our decision.

While many specifics are still being determined, we do know that we will continue to work from our present locations using our own unique investment processes and philosophies. This will allow each of us to conduct our own independent research as we work to deliver market-beating results for our clients.

Additionally, we're proud to become part of the Wells Fargo team and trust that you will appreciate their strength and stability. It's a company with a 150-year history. It has an outstanding reputation in the financial industry. What's more, it will provide you--and us--with the resources of a large, diversified financial institution.

As always, we are committed to helping you reach your financial goals, and we believe our union with Wells Fargo will surely help us do that.

Thank you for your continued investment.

Sincerely,

/s/Robert J. Costomiris             /s/Jay N.Mueller                   /s/Thomas M. Price
Robert J. Costomiris                Jay N.Mueller                      Thomas M. Price

/s/Anthony L.T. Cragg               /s/Brandon M. Nelson               /s/James M. Leach
Anthony L.T. Cragg                  Brandon M. Nelson                  James M. Leach

/s/ Lyle J. Fitterer                /s/ Thomas C. Ognar                /s/ Janet S. Rilling
Lyle J. Fitterer                    Thomas C. Ognar                    Janet S. Rilling

/s/ W. Frank Koster                 /s/ Bruce C. Olson                 /s/ I. Charles Rinaldi
W. Frank Koster                     Bruce C. Olson                     I. Charles Rinaldi

/s/ Duane A.McAllister              /s/ Thomas J. Pence                /s/ Richard T.Weiss
Duane A.McAllister                  Thomas J. Pence                    Richard T.Weiss

/s/ Ann M.Miletti
Ann M.Miletti


*THESE MANAGERS HAVE SIGNED ON WITH WELLS FARGO AS OF SEPTEMBER 15, 2004.

PROPOSED NEW FUND LINE-UP
The Strong Board has unanimously recommended the reorganization of the following Strong Funds. The chart below summarizes the proposed changes for our no-load funds. Updated investment strategies and fund names will be included in the proxy voting material expected to be available in October.

FUNDS KEEPING THE SAME MANAGER(S)  FUNDS REORGANIZING INTO ANOTHER EXISTING FUND

STRONG FUND NAME             CURRENT STRONG FUND             REORGANIZED INTO WELLS FARGO FUND PORTFOLIO MANAGER
Advisor Common Stock         Advisor Bond                    Montgomery Total Return Bond      W. Stevens, M. Chandoha, T. O'Connor
Advisor Short Duration Bond  Advisor Mid Cap Growth          Montgomery Mid Cap Growth         J. Philpott, S. Roberts
Advisor Small Cap Value      Blue Chip Fund                  Large Company Growth              J. Dale, G. Nussbaum (Peregrine)
Advisor U.S. Value           Corporate Income                Montgomery Total Return Bond      W. Stevens, M. Chandoha, T. O'Connor
Asia Pacific                 Dow 30 Value                    Dividend Income1                  J. Newell, R. Newell
Discovery                    Endeavor                        Capital Growth Fund1              T. Pence
Enterprise                   Energy                          Dividend Income1                  J. Newell, R. Newell
Government Securities        Florida Municipal Money Market  Nat'l Tax-Free Money Market       D. Sylvester, J. Bonilla
High-Yield Bond              Growth 20                       Growth1                           T. Ognar, B. Olsen, B. Nelson
Large Company Growth         Index 500                       Index                             G. Genung, L. White
Mid Cap Disciplined          Large Cap Core                  Growth and Income1                D. Katz (Matrix Asset Advisors)
Opportunity                  Minnesota Tax-Free              Minnesota Tax-Free                A. Evans, S. Galiani
Short-Term Bond              Money Market                    Money Market                      D. Sylvester, L. White
Short-Term High Yield Bond   Multi Cap Value                 Small Cap Value1                  I. Charles Rinaldi
Short-Term Municipal Bond    Short-Term High Yield Municipal Short-Term Municipal Bond1        L. Fitterer
Small Company Value          Short-Term Income               Short-Term Bond1                  T. Price, J. Mueller
Small/Mid Cap Value          Strategic Value                 U.S. Value1                       R. Costomiris
Ultra Short-Term Income      Tax-Free Money                  Nat'l Tax-Free Money Market       D. Sylvester, J. Bonilla
Ultra Short-Term             Technology 100                  Specialized Technology            W. Price, H. Chen (RCM Capital Mgt)
  Municipal Income           U.S. Emerging Growth            Montgomery Small Cap              J. Philpott, S. Roberts
Wisconsin Tax-Free           Value                           Large Company Core1               D. Katz (Matrix Asset Advisors)

                                   /1/THESE FUNDS ARE NOT CURRENTLY IN EXISTENCE AS WELLS FARGO FUNDS.

FUNDS ADDING CO-MANAGERS           FUNDS GETTING A NEW MANAGER
STRONG FUND NAME                   CURRENT STRONG FUND             NEW PORTFOLIO MANAGER
Corporate Bond                     Balanced                        D. Roberts, F. Koster
Growth                             Dividend Income                 J. Newell, R. Newell
Intermediate Municipal Bond        Growth and Income               D. Katz (Matrix Asset Advisors)
Large Cap Growth                   Heritage Money                  D. Sylvester, L. White
Municipal Bond                     Municipal Money Market          D. Sylvester, J. Bonilla
                                   Overseas                        M. Beale, R. Lewis (New Star Institutional Managers Limited)

INFORMATION ON ANY CHANGES TO THE FUNDS IN THE LIFE STAGE PORTFOLIOS WILL BE INCLUDED IN THE PROXY VOTING MATERIALS

Q&A
Below you'll find answers to many questions we've been hearing from Strong Fund shareholders. If you have additional questions that are not addressed here, please call a Strong Representative anytime at 1-800-233-9340.

Q:  WHAT WILL BE TAKING PLACE OVER THE NEXT FEW MONTHS?

------------------------------------------------------------------------------------------------------------------------
ANTICIPATED
TIME FRAME               EVENT
------------------------------------------------------------------------------------------------------------------------
October 2004             Proxy voting*  materials  mailed to shareholders  of record,  as of October 1, 2004.
------------------------------------------------------------------------------------------------------------------------
December 2004            Shareholder  meeting on December 10--proxy votes must be received prior to the meeting.
------------------------------------------------------------------------------------------------------------------------
January 2005             Wells Fargo Funds Management becomes investment adviser to the Strong mutual funds--if approved by shareholders.
------------------------------------------------------------------------------------------------------------------------
April 2005               Strong fund reorganizations take place.
------------------------------------------------------------------------------------------------------------------------

*A PROXY VOTE ALLOWS RECORD DATE FUND SHAREHOLDERS TO CAST A VOTE WITHOUT ATTENDING THE SHAREHOLDER MEETING ON DECEMBER 10, 2004.

Q:   WHAT ARE THE REORGANIZATIONS AND WHY ARE THEY OCCURRING?
A: The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.

Q: CAN INVESTORS STILL INVEST IN STRONG FUNDS BEFORE THE FUNDS ARE REORGANIZED INTO A WELLS FARGO FUND?
A: Yes. All investors will still be able to open accounts in, and contribute to, Strong Funds prior to the reorganization.

Q:   WILL THE REORGANIZATIONS RESULT IN ANY TAX LIABILITY TO ME?
A: Each reorganization is intended to be tax-free for federal income tax purposes.

Q: WILL CERTAIN STRONG NO-LOAD FUNDS BECOME LOAD FUNDS? IF SO, WILL NO-LOAD CLIENTS HAVE TO BEGIN PAYING A LOAD?
A: Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.

Q:   WILL THE EXPENSE RATIOS OF STRONG'S FUNDS CHANGE?
A: In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses may be higher. More information about expenses will be provided in the proxy voting materials.

Q: WHERE CAN I GET MORE INFORMATION ABOUT A NEW PORTFOLIO MANAGER WHO IS PROPOSED FOR A FUND?
A: Information about the proposed portfolio managers will be provided with the proxy voting materials.

Q:   DO YOU  EXPECT  ANY  ADDITIONAL  PORTFOLIO  MANAGERS  TO STAY ON WITH WELLS
     FARGO?
A: The portfolio managers identified are those that have signed on with Wells Fargo as of September 15, 2004. While we cannot speculate on the status of other portfolio managers at this time, additional information will be made available in the proxy voting materials that are expected to be sent in October.

Q: ARE THERE ANY CHANGES TO STRONG CLIENT ACCOUNTS OR THE SERVICES OFFERED BY STRONG AT THIS TIME?
A: There are no changes to Strong client accounts or service offerings at this time. New information will be communicated to clients as it becomes available.

PLEASE CAREFULLY CONSIDER A FUND'S INVESTMENT  OBJECTIVES,  RISKS,  CHARGES, AND
EXPENSES  BEFORE  INVESTING.  THIS AND  OTHER  INFORMATION  CAN BE FOUND IN EACH
FUND'S CURRENT PROSPECTUS. FOR A WELLS FARGO FUNDS PROSPECTUS, CALL 1-800-222-8222 OR VISIT WWW.WELLSFARGOFUNDS.COM. FOR A STRONG FUNDS PROSPECTUS, CALL 1-800-233-9340 OR VISIT WWW.STRONG.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATIONWITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

                         MIKE NIEDERMEYER TALKING POINTS

                              SAS DINNER ON 9/22/04


INTRODUCTION

o When Wells Fargo and Strong first began discussions about combining our investment capabilities, it became immediately clear to both companies, that the combination would result in a dynamic complimentary fit.
o And it became clear that we shared the mutual goal of providing the best possible investment opportunities with exceptional client service, for you, our valued shareholders.
o These mutual goals continue to be the key principles guiding the dedicated transition teams that are working collaboratively today.

ACCOMPLISHMENTS
o    Here's what we've accomplished thus far:

     I. PROGRESS UPDATE AND NEWS ON PORTFOLIO MANAGERS
     o When WF and Strong announced in May, Strong and Wells Fargo immediately began to identify and select only the best practices of each organization in our effort to create an industry-leading money management firm.
     o One of the cornerstones of best practices, is the talent and expertise of investment staff at Strong. I'm happy to report that the vast majority Strong portfolio managers who have helped to create Strong's reputation as an investment manager have signed on to join Wells Fargo.
     o These portfolio managers will continue to operate from their current locations using their current investment philosophies and processes.

     II.  STRONG PEOPLE AND WELLS FARGO'S COMMITMENT TO WISCONSIN AREA
          - WE ARE FOCUSED ON BEING REGARDED AS AND ACTIVE COMMUNITY LEADER IN MILW AND WISC.
     o I'm pleased to inform you that many of the Strong Associates who have served you with dedication will continue to contribute their many talents as part of the Wells Fargo family.
     - Wells Fargo is committed to growing its presence in Menomonee Falls and Wisconsin.
     o For example Wells Fargo will move its call center functions into the exceptional, Strong Menomonee Falls call center team.

     III. SYNERGIES
     o As I mentioned, the new organization will be made up of the best aspects of Strong and Wells Fargo.
     o    This acquisition blends the strengths of
          WELLS FARGO'S
               |X|  highly regarded corporate governance and risk management,
               |X|  wide   range   of   additional,   complimentary   investment
                    capabilities
               |X| the resources of affiliating with a AAA rated financial services company, and one of only a handful of such rated companies.
          AND WE WILL COMBINE WITH STRONG'S
               -    robust customer experience
               -    dedicated and talented staff
               -    well-established investment talent and products

          Strong's outstanding investment teams will have access to more resources than ever before.
     o THE CLOSING OF THIS TRANSACTION, WHICH INCLUDES MUTUAL FUND AND INSTITUTIONAL INVESTMENT ACCOUNTS, IS SUBJECT TO THE APPROVAL BYSTRONG FUNDS SHAREHOLDERS, AND IS EXPECTED TO TAKE PLACE AT THE END OF THE YEAR OR EARLY NEXT YEAR.
     o The combination of these strengths will form a unique fund family with broadened and deepened investment capabilities and services, all backed by Wells Fargo's full resources and excellent corporate governance structure.

CONCLUSION

o    I thank you for the opportunity to be here with you tonight.
o And as we continue to make steady and careful progress towards completion of the acquisition, I hope you'll share our excitement at the future investment opportunities that will be available to you.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE INVESTMENT ADVISERS, DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.